                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 11, 2003

                           Instinet Group Incorporated
               (Exact Name of Registrant as Specified in Charter)

         Delaware                         000-32717             13-4134098
  (State or Other Jurisdiction         (Commission File        (IRS Employer
       of Incorporation)                   Number)           Identification No.)

   3 Times Square, New York, New York                         10036
 (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Number   Description
         ------   -----------

         99.1 Press Release of Instinet Group Incorporated issued February 11, 2003: Instinet Announces Fourth Quarter and 2002 Results


ITEM 9.  REGULATION FD DISCLOSURE.

On February 11, 2002, Instinet Group Incorporated ("Instinet") issued a press release announcing the Company's Fourth Quarter and 2002 Results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for the purpose of this Item 9.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                   INSTINET GROUP INCORPORATED

                                                   Registrant

Date: February 12, 2003
                                                   By: /s/ John F. Fay
                                                       -----------------------
                                                       John F. Fay
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER        DESCRIPTION
--------------        -----------
99.1                  Press Release of Instinet Group Incorporated issued February 11, 2003: Instinet
                      Announces Fourth Quarter and 2002 Results

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